UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2017 (October 30, 2017)

SOCIAL REALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

456 Seaton Street, Los Angeles, CA	90013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(323) 694-9800

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01

Regulation FD Disclosure.

During the week beginning October 30, 2017, Social Reality, Inc. (the “Company”) met with investors and analysts and disclosed the following recent changes in the Company’s capital structure:

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Investor(s) in the Company’s April 2017 debenture financing (“April 2017 Offering”) converted an aggregate of $655,000 of debentures into 218,334 shares of Class A common stock (“Common Stock”).

•

Investor(s) in the Company’s April 2017 Offering exercised an aggregate of 83,334 Series A common stock purchase warrants at an exercise price of $3.00 per share, resulting in gross proceeds to the Company of $250,002.

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An aggregate of 567,096 Common Stock purchase warrants, having exercise prices of $7.50, per share, expired on October 31, 2017.

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The Company paid an investor, pursuant to a put obligation, approximately $1.567 million in cash from the proceeds of the Company’s October 27, 2017 debenture financing in exchange for the cancellation of 580,000 Common Stock purchase warrants, having an exercise price of $5.00 per share.

Pursuant to the foregoing updates to the Company’s capital structure, the Company now has 8,675,427 shares of Common Stock issued and outstanding and 2,557,570 Common Stock purchase warrants outstanding, with an average exercise price of $4.39 per share, and terms expiring from January 24, 2018 to October 28, 2022.

The information contained in this Item 7.01 to this Current Report on Form 8-K and the exhibit attached hereto pertaining to this item shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in the exhibits to this Form 8-K relating to this item 7.01 shall not be deemed an admission as to the materiality of any information in this report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2017

Social Reality, Inc.

By:	/s/ Christopher Miglino
Christopher Miglino Chief Executive Officer